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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported) May 17, 2006
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                            EXOBOX TECHNOLOGIES CORP.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   88-0456274
                      (IRS Employer Identification Number)

                          6303 Beverly Hill, Suite 210
                              Houston, Texas 77057
                    (Address of principal executive offices)

                           Robert B. Dillon, President
                            Exobox Technologies Corp.
                          6303 Beverly Hill, Suite 210
                              Houston, Texas 77057
                     (Name and address of agent for service)

                                 (713) 781-6173
          (Telephone number, including area code of agent for service)


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ITEM 3.  SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES.

            On the 17th day of May, 2006, Exobox Technology Corp., a Nevada corporation ("Exobox") issued 4,000 shares of Series C Convertible Preferred Stock for the cash sum of One Hundred Thousand Dollars ($100,000) pursuant to the terms of the Securities Purchase Agreement dated as of September 20, 2005 between Exobox and Manillo Investors, Ltd.


EXOBOX TECHNOLOGIES CORP.


By: /s/Robert B. Dillon
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      Robert B. Dillon, President

Dated: May 17, 2006